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  As filed with the Securities and Exchange Commission on March 18, 1998


                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT



   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported)      MARCH 18, 1998



                      EOP OPERATING LIMITED PARTNERSHIP
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                      1-13625               36-4156801
(STATE OR OTHER JURISDICTION OF         (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         FILE NUMBER)        IDENTIFICATION NO.)


 TWO NORTH RIVERSIDE PLAZA, SUITE 2200
          CHICAGO, ILLINOIS                                  60606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                   (ZIP CODE)


     Registrant's telephone number, including area code: (312) 466-3300

                               NOT APPLICABLE
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

EOP Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), acquired 100 Summer Street, Boston, MA from an unaffiliated party for approximately $222.5 million in cash on March 18, 1998. This acquisition was financed through the Operating Partnership's revolving line of credit and working capital.

The 32-story building contains approximately 1,037,801 square feet and is currently 99.9% leased.





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                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           EOP Operating Limited Partnership

                           By: Equity Office Properties Trust

Date: March 18, 1998       By: /s/ Stanley M. Stevens
                               -------------------------------------------------
                               Stanley M. Stevens
                               Executive Vice President, Chief Legal Counsel







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